
                        THE GROWTH FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                              November 1, 2006

                       (as supplemented January 1, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Growth Fund of America,
Inc. (the "fund" or "GFA") dated November 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                        The Growth Fund of America, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94120
                                  415/421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                      The Growth Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

OBJECTIVE

..    The fund will invest at least 65% of its assets in securities of companies that appear to offer superior opportunities for growth of capital.

DEBT SECURITIES

..    The fund may invest up to 10% of its assets in nonconvertible debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba or below by Moody's Investors Service ("Moody's")
     and BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada and not included in the S&P
     500 Composite Index.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

                      The Growth Fund of America -- Page 2
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INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

                      The Growth Fund of America -- Page 3
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     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

                      The Growth Fund of America -- Page 4
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Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

                      The Growth Fund of America -- Page 5

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes. The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

                      The Growth Fund of America -- Page 6

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2006 and 2005 were 22% and 20%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

The fund may not:

1.   Purchase the securities of any issuer, except the U.S. government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

2.   Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

3.   Purchase more than 10% of the voting or non-voting securities of any one issuer.

4.   Invest more than 15% of the value of its assets in securities that are illiquid.

5.   Purchase securities on margin.

6.   Purchase or sell any real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

                      The Growth Fund of America -- Page 7

7.   Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

8.   Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

9.   Invest in the securities of any issuer for the purpose of exercising control or management.

10.  Deal in commodities or commodity contracts.

11.  Act as underwriter of securities issued by other persons.

For purposes of Investment Restriction #4, the fund will not invest more than
15% of its net assets in illiquid securities.  Furthermore, Investment
Restriction #10 does not prevent the fund from engaging in transactions involving forward currency contracts.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.

1.   The fund does not currently intend to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

3.   The fund may not issue senior securities, except as permitted by the 1940
Act.

                      The Growth Fund of America -- Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

                                                               NUMBER OF
 NAME, AGE AND                                               PORTFOLIOS/3/
 POSITION WITH FUND              PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)         DURING PAST FIVE YEARS       BY DIRECTOR            BY DIRECTOR
---------------------------------------------------------------------------------------------------------

 Joseph C. Berenato, 60        Chairman of the Board and           6         Ducommun Incorporated
 Director (2003)               CEO, Ducommun Incorporated
                               (aerospace components
                               manufacturer)
---------------------------------------------------------------------------------------------------------
 Robert J. Denison, 65         Chair, First Security               6         None
 Director (2005)               Management (private
                               investments)
---------------------------------------------------------------------------------------------------------
 Robert A. Fox, 69             Managing General Partner,           7         Chemtura Corporation
 Director (1970)               Fox Investments LP;
                               corporate director; retired
                               President and CEO, Foster
                               Farms (poultry producer)
---------------------------------------------------------------------------------------------------------
 Leonade D. Jones, 58          Co-founder, VentureThink            6         None
 Director (1993)               LLC (developed and managed
                               e-commerce businesses) and
                               Versura Inc. (education
                               loan exchange); former
                               Treasurer, The Washington
                               Post Company
---------------------------------------------------------------------------------------------------------
 John G. McDonald, 69          Stanford Investors                  8         iStar Financial, Inc.;
 Director (1976)               Professor, Graduate School                    Plum Creek Timber Co.;
                               of Business, Stanford                         Scholastic Corporation;
                               University                                    Varian, Inc.
---------------------------------------------------------------------------------------------------------
 Gail L. Neale, 71             President, The Lovejoy              6         None
 Director (1998)               Consulting Group, Inc. (a
                               pro bono consulting group
                               advising nonprofit
                               organizations)
---------------------------------------------------------------------------------------------------------
 Henry E. Riggs, 71            President Emeritus, Keck            4         None
 Chairman of the Board         Graduate Institute of
 (Independent and              Applied Life Sciences
 Non-Executive) and
 Director (1989)
---------------------------------------------------------------------------------------------------------
 Patricia K. Woolf, 72         Private investor; corporate         6         None
 Director (1985)               director; former lecturer,
                               Department of Molecular
                               Biology, Princeton
                               University
---------------------------------------------------------------------------------------------------------

                      The Growth Fund of America -- Page 9

"INTERESTED" DIRECTORS/5/

                              PRINCIPAL OCCUPATION(S)
                               DURING PAST FIVE YEARS
                                   AND POSITIONS              NUMBER OF
 NAME, AGE AND             HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 POSITION WITH FUND         OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)            OF THE FUND              BY DIRECTOR            BY DIRECTOR
--------------------------------------------------------------------------------------------------------

 James F. Rothenberg, 60   Chairman of the Board, Capital         2         None
 Vice Chairman of the      Research and Management
 Board (1997)              Company; Director, American
                           Funds Distributors, Inc.*;
                           Director, The Capital Group
                           Companies, Inc.*; Director,
                           Capital Group Research, Inc.*
--------------------------------------------------------------------------------------------------------
 Donald D. O'Neal, 46      Senior Vice President and              3         None
 President (1995)          Director, Capital Research and
                           Management Company
--------------------------------------------------------------------------------------------------------

OTHER OFFICERS

 NAME, AGE AND
 POSITION WITH FUND            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST                    AND POSITIONS HELD WITH AFFILIATED ENTITIES
 ELECTED/2/)                     OR THE PRINCIPAL UNDERWRITER OF THE FUND
----------------------------------------------------------------------------------

 Gordon Crawford, 59          Senior Vice President, Capital Research and
 Senior Vice                  Management Company
 President (1992)
----------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 57       Vice Chairman of the Board, Capital Research and
 Senior Vice                  Management Company; Director, The Capital Group
 President (1994)             Companies, Inc.*
----------------------------------------------------------------------------------
 Michael T. Kerr, 47          Vice President, Capital Research and Management
 Senior Vice                  Company; Senior Vice President, Capital Research
 President (1998)             Company*
----------------------------------------------------------------------------------
 Bradley J. Vogt/6/, 41       President and Director, Capital Research Company*;
 Senior Vice                  Director, American Funds Distributors, Inc.*
 President (1999)
----------------------------------------------------------------------------------
 Richard M. Beleson/6/, 52    Senior Vice President, Capital Research Company*
 Vice President (1992)
----------------------------------------------------------------------------------
 Mark E. Merritt/6/, 37       Senior Vice President, Capital Research Company*
 Vice President (2004)
----------------------------------------------------------------------------------
 Patrick F. Quan, 48          Vice President - Fund Business Management Group,
 Secretary                    Capital Research and Management Company
 (1986 -1998; 2000)
----------------------------------------------------------------------------------
 Jeffrey P. Regal, 35         Vice President - Fund Business Management Group,
 Treasurer (2006)             Capital Research and Management Company
----------------------------------------------------------------------------------
 David A. Pritchett, 40       Vice President - Fund Business Management Group,
 Assistant Treasurer          Capital Research and Management Company
 (1999)
----------------------------------------------------------------------------------

                     The Growth Fund of America -- Page 10

* Company affiliated with Capital Research and Management Company.

/1/  An "independent" director refers to a director who is not an "interested person" within the meaning of the 1940 Act.
/2/  Directors and officers of the fund serve until their resignation, removal or retirement.
/3/  Funds managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
     Endowments, whose shareholders are limited to certain nonprofit organizations.
/4/  This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
/5/  "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
     Management Company, or affiliated entities (including the fund's principal underwriter).
/6/  All of the officers listed, except Messrs. Beleson, Merritt and Vogt, are officers and/or directors/trustees of one or more of the other funds for which
     Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                     The Growth Fund of America -- Page 11

FUND SHARES OWNED BY DIRECTOR AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
 NAME                           SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato          $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Robert J. Denison             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale               $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                 Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf            Over $100,000                Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Donald D. O'Neal               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg            Over $100,000              Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each independent director an annual fee of
$21,000. If the aggregate annual fees paid to an independent director by all funds advised by the investment adviser is less than $50,000, that independent director would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the independent director serves as a director on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a director to oversee even one fund. An independent director who is chairman of the board (an "independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the other funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the board of directors attended as a non-voting ex-officio member.

In addition, the fund generally pays to independent directors fees of (a) $2,500 for each board of directors meeting attended and (b) $1,500 for each meeting attended as a member of a committee of the board of directors (or $1,000 for each joint meeting of committees of the boards of American Balanced Fund, Inc.,
Fundamental Investors, Inc., The Growth Fund of America, Inc. and The Income
Fund of America, Inc.).

                     The Growth Fund of America -- Page 12

Independent directors also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

The nominating committee of the board of directors, a committee comprised exclusively of independent directors, reviews director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board's oversight obligations, as well as comparative industry data. In lieu of meeting attendance fees, members of the proxy committee receive an annual retainer fee of $4,500 per committee from the fund if they serve as a member of four proxy committees, or $6,250 per committee if they serve as a member of two proxy committees, meeting jointly.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2006

                                                                     TOTAL COMPENSATION (INCLUDING
                                                                          VOLUNTARILY DEFERRED
                                                                          COMPENSATION/1/)
                                         AGGREGATE COMPENSATION      FROM ALL FUNDS MANAGED BY
                                         (INCLUDING VOLUNTARILY         CAPITAL RESEARCH AND
                                        DEFERRED COMPENSATION/1/)            MANAGEMENT
 NAME                                         FROM THE FUND          COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------

 Joseph C. Berenato/3/                          $43,209                      $216,334
------------------------------------------------------------------------------------------------------
 Robert J. Denison/3/                            43,162                       159,329
------------------------------------------------------------------------------------------------------
 Robert A. Fox/3/                                42,215                       248,500
------------------------------------------------------------------------------------------------------
 Leonade D. Jones/3/                             43,917                       252,500
------------------------------------------------------------------------------------------------------
 John G. McDonald/3/                             41,124                       323,500
------------------------------------------------------------------------------------------------------
 Gail L. Neale/3/                                37,250                       152,000
------------------------------------------------------------------------------------------------------
 Henry E. Riggs/3/                               52,875                       163,000
------------------------------------------------------------------------------------------------------
 Patricia K. Woolf/3/                            41,334                       213,500
------------------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended August 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/  Funds managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
     Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: Joseph C. Berenato
     ($91,286), Robert J. Denison ($81,573), Robert A. Fox ($641,814),
     Leonade D. Jones ($173,142), John G. McDonald ($498,820), Gail L. Neale ($9,734),
     Henry E. Riggs ($544,472) and Patricia K. Woolf ($214,584). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

                     The Growth Fund of America -- Page 13

As of October 1, 2006, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation on September 22,
1983. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, consisting of Class A, B, C,
F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule
18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
Note that CollegeAmerica/(R)/ account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings
Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not

                     The Growth Fund of America -- Page 14

protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Joseph C. Berenato, Robert J. Denison, Robert A. Fox and Leonade D.
Jones, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Six audit committee meetings were held during the 2006 fiscal year.

The fund has a governance and contracts committee comprised of Joseph C.
Berenato, Robert J. Denison, Robert A. Fox, Leonade D. Jones, John G. McDonald,
Gail L. Neale, Henry E. Riggs and Patricia K. Woolf, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting
Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. Two governance and contracts committee meetings were held during the 2006 fiscal year.

The fund has a nominating committee comprised of Joseph C. Berenato, John G.
McDonald, Gail L. Neale and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Two nominating committee meetings were held during the 2006 fiscal year.

The fund has a proxy committee comprised of Robert A. Fox, Leonade D. Jones,
John G. McDonald and Patricia K. Woolf, none of whom is an "interested person"
of the fund within the meaning of the 1940 Act. The committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues.
Four proxy committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by

                     The Growth Fund of America -- Page 15

those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

                     The Growth Fund of America -- Page 16

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS --  The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        14.68%
 201 Progress Parkway                                Class B         6.75
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         6.13
 333 W. 34th Street                                  Class C        14.55
 New York, NY 10001-2402                             Class F         7.86
----------------------------------------------------------------------------
 MLPF&S                                              Class B         5.73
 4800 Deer Lake Drive, E., Floor 2                   Class C        20.69
 Jacksonville, FL 32246-6484                         Class R-3       9.55
                                                     Class R-4       5.15
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        13.01
 101 Montgomery Street                               Class R-4       8.44
 San Francisco, CA 94104-4151                        Class R-5       6.72
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      32.84
 P.O. Box 2999                                       Class R-3       5.72
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 ING National Trust                                  Class R-2       5.23
 151 Farmington Avenue, #TN41
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3       7.52
 151 Farmington Avenue, #TN41
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 John Hancock Life Ins. Co., USA                     Class R-3       6.03
 250 Bloor Street, E., 7th Floor
 Toronto  Ontario
 Canada M4W 1E5
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       5.70
 P.O. Box 182029                                     Class R-5       5.40
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Fidelity Investments Institutional                  Class R-4      10.19
 100 Magellan Way                                    Class R-5      12.70
 Covington, KY 41015-1999
----------------------------------------------------------------------------

                     The Growth Fund of America -- Page 17

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which

                     The Growth Fund of America -- Page 18

The Growth Fund of America portfolio counselors are measured include: S&P 500
Index and Lipper Growth Funds Index (customized to remove The Growth Fund of
America and index funds).

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF AUGUST 31, 2006:

                                                                                        NUMBER
                                                                                       OF OTHER
                                                       NUMBER             NUMBER       ACCOUNTS
                                                      OF OTHER           OF OTHER        THAT
                                                     REGISTERED           POOLED       PORTFOLIO
                                                     INVESTMENT         INVESTMENT     COUNSELOR
                                                   COMPANIES (RICS)    VEHICLES (PIVS)   MANAGES
                                                        THAT               THAT         (ASSETS
                                                     PORTFOLIO          PORTFOLIO         OF
                                 DOLLAR RANGE        COUNSELOR          COUNSELOR        OTHER
                                   OF FUND            MANAGES            MANAGES       ACCOUNTS
 PORTFOLIO                          SHARES        (ASSETS OF RICS    (ASSETS OF PIVS      IN
 COUNSELOR                         OWNED/1/       IN BILLIONS)/2/    IN BILLIONS)/3/   BILLIONS)/4/
------------------------------------------------------------------------------------------------------

 Donnalisa Barnum                  Over           1       $ 80.5         None          None
                                 $1,000,000
------------------------------------------------------------------------------------------------------
 Gordon Crawford                   Over           3       $106.7      1      $0.01     None
                                 $1,000,000
------------------------------------------------------------------------------------------------------
 James E. Drasdo                   Over           2       $119.1         None          None
                                 $1,000,000
------------------------------------------------------------------------------------------------------
 Timothy P. Du                  $50,001 --        1       $ 87.9         None          None
                                 $100,000
------------------------------------------------------------------------------------------------------
 Gregg E. Ireland                  Over           3       $200.9      1      $0.05     None
                                 $1,000,000
------------------------------------------------------------------------------------------------------
 Michael T. Kerr               $500,001 --        2       $115.3         None          None
                                $1,000,000
------------------------------------------------------------------------------------------------------
 Donald D. O'Neal                  Over           2       $164.8      1      $0.05     None
                                 $1,000,000
------------------------------------------------------------------------------------------------------
 James F. Rothenberg               Over           1       $ 84.3         None          None
                                 $1,000,000
------------------------------------------------------------------------------------------------------
 R. Michael Shanahan           $100,001 --        2       $ 41.5         None          None
                                 $500,000
------------------------------------------------------------------------------------------------------
 J. Blair Frank                $500,001 --        2       $ 98.8         None          None
                                $1,000,000
------------------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

                     The Growth Fund of America -- Page 19

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until August 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The Agreement provides for monthly fees, accrued daily, based on the following annualized rates and net asset levels:

                                Net asset level

 RATE                           IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.500%               $              0           $  1,000,000,000
------------------------------------------------------------------------------
         0.400                   1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.370                   2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.350                   3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.330                   5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.315                   8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.300                  13,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.290                  21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.285                  27,000,000,000             34,000,000,000
------------------------------------------------------------------------------
         0.280                  34,000,000,000             44,000,000,000
------------------------------------------------------------------------------
         0.275                  44,000,000,000             55,000,000,000
------------------------------------------------------------------------------
         0.270                  55,000,000,000             71,000,000,000
------------------------------------------------------------------------------
         0.265                  71,000,000,000             89,000,000,000
------------------------------------------------------------------------------
         0.260                  89,000,000,000            102,500,000,000
------------------------------------------------------------------------------
         0.255                 102,500,000,000            116,000,000,000
------------------------------------------------------------------------------
         0.250                 116,000,000,000            130,000,000,000
------------------------------------------------------------------------------
         0.245                 130,000,000,000            144,000,000,000
------------------------------------------------------------------------------
         0.242                 144,000,000,000            166,000,000,000
------------------------------------------------------------------------------
         0.239                 166,000,000,000
------------------------------------------------------------------------------

                     The Growth Fund of America -- Page 20

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof.

Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended August 31, 2006 and 2005, the investment adviser was entitled to receive from the fund advisory fees of $369,674,000 and
$276,238,000, respectively. After giving effect to the advisory fee waivers described below, the fund paid the investment adviser advisory fees of
$332,707,000 (a reduction of $36,967,000) and $256,121,000 (a reduction of
$20,117,000) for the fiscal years ended August 31, 2006 and 2005, respectively.
For the fiscal year ended August 31, 2004, the fund paid the investment adviser advisory fees of $205,522,000.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until August
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal

                     The Growth Fund of America -- Page 21

has been specifically approved at least annually by the vote of a majority of directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the
Administrative Agreement upon 60 days' written notice to the fund. The
Administrative Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
August 31, 2006, the total fees paid by the investment adviser were $48,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F, R and 529 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets. This fee is subject to the same uses and limitations described above.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $13,957,000
--------------------------------------------------------------------------------
                CLASS F                                 14,127,000
--------------------------------------------------------------------------------
              CLASS 529-A                                1,760,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  490,000
--------------------------------------------------------------------------------
              CLASS 529-C                                  658,000
--------------------------------------------------------------------------------
              CLASS 529-E                                   95,000
--------------------------------------------------------------------------------
              CLASS 529-F                                   42,000
--------------------------------------------------------------------------------
               CLASS R-1                                   295,000
--------------------------------------------------------------------------------
               CLASS R-2                                 8,033,000
--------------------------------------------------------------------------------
               CLASS R-3                                14,324,000
--------------------------------------------------------------------------------
               CLASS R-4                                15,655,000
--------------------------------------------------------------------------------
               CLASS R-5                                 5,205,000
--------------------------------------------------------------------------------

                     The Growth Fund of America -- Page 22

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                       COMMISSIONS,        ALLOWANCE OR
                                                         REVENUE           COMPENSATION
                            FISCAL YEAR/PERIOD       OR FEES RETAINED       TO DEALERS
-------------------------------------------------------------------------------------------

       CLASS A                     2006                 $45,582,000        $209,387,000
                                   2005                  37,036,000         172,783,000
                                   2004                  42,203,000         199,039,000
-------------------------------------------------------------------------------------------
       CLASS B                     2006                   3,699,000          25,941,000
                                   2005                   4,167,000          28,346,000
                                   2004                   6,537,000          50,147,000
-------------------------------------------------------------------------------------------
       CLASS C                     2006                     566,000          21,841,000
                                   2005                   1,515,000          18,022,000
                                   2004                          --          21,866,000
-------------------------------------------------------------------------------------------
     CLASS 529-A                   2006                   3,008,000          14,596,000
                                   2005                   2,527,000          12,480,000
                                   2004                   2,432,000          12,077,000
-------------------------------------------------------------------------------------------
     CLASS 529-B                   2006                     344,000           2,193,000
                                   2005                     460,000           2,790,000
                                   2004                     619,000           3,631,000
-------------------------------------------------------------------------------------------
     CLASS 529-C                   2006                          --           1,503,000
                                   2005                      69,000           1,223,000
                                   2004                          --           1,300,000
-------------------------------------------------------------------------------------------

                     The Growth Fund of America -- Page 23

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up

                     The Growth Fund of America -- Page 24

to 0.25% of the average daily net assets attributable to Class A shares; (b) for
Class 529-A shares, up to 0.50% of the average daily net assets attributable to
Class 529-A shares; (c) for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for
Class C and 529-C shares, up to 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no
12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of August 31, 2006, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled
$7,138,000 or 0.01% of Class A net assets.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid

                     The Growth Fund of America -- Page 25

to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                              12B-1 UNPAID LIABILITY
                                       12B-1 EXPENSES              OUTSTANDING
--------------------------------------------------------------------------------------

       CLASS A                          $187,421,000               $34,364,000
--------------------------------------------------------------------------------------
       CLASS B                            66,120,000                 7,942,000
--------------------------------------------------------------------------------------
       CLASS C                            82,473,000                16,177,000
--------------------------------------------------------------------------------------
       CLASS F                            37,309,000                 9,449,000
--------------------------------------------------------------------------------------
     CLASS 529-A                           3,114,000                   798,000
--------------------------------------------------------------------------------------
     CLASS 529-B                           3,857,000                   484,000
--------------------------------------------------------------------------------------
     CLASS 529-C                           5,435,000                 1,193,000
--------------------------------------------------------------------------------------
     CLASS 529-E                             466,000                   121,000
--------------------------------------------------------------------------------------
     CLASS 529-F                                   0                         0
--------------------------------------------------------------------------------------
      CLASS R-1                            1,873,000                   564,000
--------------------------------------------------------------------------------------
      CLASS R-2                           14,441,000                 3,688,000
--------------------------------------------------------------------------------------
      CLASS R-3                           41,077,000                10,083,000
--------------------------------------------------------------------------------------
      CLASS R-4                           26,048,000                 5,953,000
--------------------------------------------------------------------------------------

                     The Growth Fund of America -- Page 26

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
           Advantage Capital
           AIG Financial Advisors
           FSC
           Royal Alliance
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.:
           Bancnorth Investment Group
           Financial Network

           ING Financial Advisors
           ING Financial Partners
           Multi - Financial
           Primevest
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.:
           Invest
           Investment Centers of America
           National Planning Corp
           SII Investments

                     The Growth Fund of America -- Page 27

     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.

     Pacific Select Group, LLC:
           Associated Securities
           Contemporary Financial

           Mutual Service Corporation
           United Planners
           Waterstone
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
August 31, 2006, 2005 and 2004 amounted to $72,849,000, $52,587,000 and
$54,400,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in brokerage commissions paid since 2005 is attributable to growth in the sale of the fund's shares since 2005, which led the fund to purchase additional securities for its portfolio, thereby increasing brokerage commissions paid.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most

                     The Growth Fund of America -- Page 28

recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup, Inc. in the amount of $553,000,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which require portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would

                     The Growth Fund of America -- Page 29

conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The

                     The Growth Fund of America -- Page 30

fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S.
stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

                     The Growth Fund of America -- Page 31

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

                     The Growth Fund of America -- Page 32

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the

                     The Growth Fund of America -- Page 33

     fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

                     The Growth Fund of America -- Page 34

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the

                     The Growth Fund of America -- Page 35

purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                     The Growth Fund of America -- Page 36

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                     The Growth Fund of America -- Page 37

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                     The Growth Fund of America -- Page 38

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.  However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges from Class A shares of The Cash
Management Trust of America to Class B or C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America and Short-Term Bond Fund
of America are not permitted. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

                     The Growth Fund of America -- Page 39

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment

                     The Growth Fund of America -- Page 40

     meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                     The Growth Fund of America -- Page 41

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program.
     The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m.
     Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money

                     The Growth Fund of America -- Page 42

     market funds over a 13-month period and receive the same sales charge
     (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

                     The Growth Fund of America -- Page 43

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                     The Growth Fund of America -- Page 44

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

                     The Growth Fund of America -- Page 45

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

                     The Growth Fund of America -- Page 46

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum per fund; $25 minimum per fund in the case of employer-sponsored 529 accounts)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

                     The Growth Fund of America -- Page 47

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

                     The Growth Fund of America -- Page 48

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                     The Growth Fund of America -- Page 49

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA
02110, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or
non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid fees of $77,580,000 for Class A shares and
$6,881,000 for Class B shares, respectively, for the 2006 fiscal year. American
Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain classes of the capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP.
Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

                     The Growth Fund of America -- Page 50

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter intends to appeal this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is

                     The Growth Fund of America -- Page 51

without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under
"American Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $31.93
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $33.88

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                     The Growth Fund of America -- Page 52

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                     The Growth Fund of America -- Page 53

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                     The Growth Fund of America -- Page 54

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     The Growth Fund of America -- Page 55

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                     The Growth Fund of America -- Page 56

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     The Growth Fund of America -- Page 57

[logo - American Funds®]

The Growth Fund of America®
Investment portfolio

August 31, 2006

Common stocks — 89.19%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 20.16%
Google Inc., Class A1	8,246,700	$3,121,623
Oracle Corp.[1]	152,458,700	2,385,979
Microsoft Corp.	85,325,000	2,191,999
Cisco Systems, Inc.[1]	92,440,000	2,032,756
Applied Materials, Inc.[2]	88,815,000	1,499,197
Taiwan Semiconductor Manufacturing Co. Ltd.	505,752,964	894,443
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	31,786,934	295,936
Corning Inc.[1]	53,320,000	1,185,837
Samsung Electronics Co., Ltd.	1,676,769	1,134,249
Nokia Corp. (ADR)	31,281,500	653,158
Nokia Corp.	21,078,000	440,914
Texas Instruments Inc.	29,620,200	965,322
Yahoo! Inc.[1]	30,950,554	891,995
Linear Technology Corp.[2]	19,850,000	675,098
Maxim Integrated Products, Inc.[2]	20,840,000	606,444
eBay Inc.[1]	21,279,500	592,847
Symantec Corp.[1]	31,713,500	591,140
KLA-Tencor Corp.[2]	12,940,000	568,195
Micron Technology, Inc.[1]	32,660,000	564,365
Intel Corp.	26,700,000	521,718
Xilinx, Inc.[2]	22,700,000	519,149
Altera Corp.[1,2]	23,950,000	484,508
Analog Devices, Inc.	15,216,666	466,239
Dell Inc.[1]	18,847,500	425,011
International Business Machines Corp.	5,195,000	420,639
First Data Corp.	9,350,000	401,770
Automatic Data Processing, Inc.	8,000,000	377,600
Intuit Inc.[1]	10,148,200	306,679
Microchip Technology Inc.	8,749,800	298,893
ASML Holding NV (New York registered)[1]	9,625,000	212,327
ASML Holding NV1	3,000,000	65,480
Murata Manufacturing Co., Ltd.	3,524,000	242,476
CDW Corp.[2]	4,000,000	233,200
EMC Corp.[1]	18,500,000	215,525
Rohm Co., Ltd.	2,232,000	206,987
Advanced Micro Devices, Inc.[1]	8,000,000	199,920
Motorola, Inc.	8,276,500	193,505
Flextronics International Ltd.[1]	16,065,000	189,567
LG.Philips LCD Co., Ltd. (ADR)[1]	9,500,000	188,765
Hon Hai Precision Industry Co., Ltd.[3]	32,838,236	185,422
Iron Mountain Inc.[1]	4,500,000	184,455
Hirose Electric Co., Ltd.	1,361,200	176,424
Sun Microsystems, Inc.[1]	33,846,700	168,895
Sabre Holdings Corp., Class A2	7,062,811	154,817
Hoya Corp.	4,204,000	152,866
AU Optronics Corp.	92,553,740	137,202
Lam Research Corp.[1]	3,000,000	128,370
Teradyne, Inc.[1]	8,725,000	122,499
Ceridian Corp.[1]	5,000,000	119,350
Solectron Corp.[1]	36,561,600	114,803
Mediatek Incorporation	11,869,477	108,390
Agere Systems Inc., Class A1	5,773,929	87,995
Fiserv, Inc.[1]	1,500,000	66,255
National Instruments Corp.	2,250,000	62,460
Diebold, Inc.	1,468,000	61,524
Paychex, Inc.	1,701,200	61,090
Yahoo Japan Corp.	136,000	51,016
Jabil Circuit, Inc.	1,640,000	44,001
		29,649,289

HEALTH CARE — 13.65%
Roche Holding AG	18,000,000	3,313,215
Medtronic, Inc.	35,405,000	1,660,494
AstraZeneca PLC (ADR)	13,072,000	851,510
AstraZeneca PLC (Sweden)	9,278,000	598,420
WellPoint, Inc.[1]	17,345,000	1,342,676
Zimmer Holdings, Inc.[1,2]	15,650,000	1,064,200
Cardinal Health, Inc.	14,005,000	944,217
Forest Laboratories, Inc.[1,2]	17,843,950	891,841
Eli Lilly and Co.	15,480,000	865,796
UnitedHealth Group Inc.	15,885,000	825,226
Genentech, Inc.[1]	10,000,000	825,200
Amgen Inc.[1]	11,335,000	769,987
Sanofi-Aventis	6,966,000	624,307
Schering-Plough Corp.	25,778,200	540,053
Medco Health Solutions, Inc.[1]	7,327,000	464,312
Alcon, Inc.	3,275,000	385,762
Biogen Idec Inc.[1]	8,185,000	361,286
Allergan, Inc.	3,085,000	353,418
Stryker Corp.	7,325,000	351,820
Novo Nordisk A/S, Class B	4,763,700	351,792
Abbott Laboratories	6,500,000	316,550
Aetna Inc.	8,060,000	300,396
Gilead Sciences, Inc.[1]	4,580,000	290,372
Celgene Corp.[1]	6,800,000	276,692
McKesson Corp.	4,900,000	248,920
Merck & Co., Inc.	6,000,000	243,300
MedImmune, Inc.[1]	6,055,000	167,360
DaVita Inc.[1]	2,000,000	116,720
CIGNA Corp.	1,000,000	113,070
Amylin Pharmaceuticals, Inc.[1]	2,425,000	109,925
Sepracor Inc.[1]	2,000,000	94,020
Lincare Holdings Inc.[1]	2,200,000	81,466
AMERIGROUP Corp.[1]	2,440,000	76,958
ICOS Corp.[1]	2,700,000	66,366
Abraxis BioScience, Inc.[1]	2,200,000	54,736
Martek Biosciences Corp.[1]	1,507,500	45,331
Affymetrix, Inc.[1]	2,000,000	42,620
Chugai Pharmaceutical Co., Ltd.	1,535,100	33,988
Applera Corp. - Celera Genomics Group[1]	528,800	7,361
		20,071,683

ENERGY — 13.36%
Schlumberger Ltd.	41,811,000	2,563,014
Suncor Energy Inc.	18,385,952	1,423,187
Canadian Natural Resources, Ltd.	26,000,700	1,363,597
Devon Energy Corp.	16,919,900	1,057,325
Halliburton Co.	27,125,000	884,818
Baker Hughes Inc.	11,385,000	810,384
EOG Resources, Inc.[2]	12,470,000	808,305
Transocean Inc.[1]	11,489,900	766,951
ConocoPhillips	11,353,300	720,140
Petro-Canada	15,885,900	677,645
Cameco Corp. (Canada)	9,000,000	367,971
Cameco Corp.	7,410,000	303,440
BG Group PLC	46,516,737	607,603
OAO LUKOIL (ADR)	6,930,000	580,041
Occidental Petroleum Corp.	11,330,000	577,717
Shell Canada Ltd.	17,500,000	567,781
Nexen Inc.	8,510,517	495,248
Anadarko Petroleum Corp.	10,000,000	469,100
CONSOL Energy Inc.[2,4]	7,400,000	269,878
CONSOL Energy Inc.[2]	3,456,400	126,055
Noble Corp.	5,541,683	362,371
Imperial Oil Ltd.	9,591,854	360,529
Newfield Exploration Co.[1,2]	8,264,800	357,370
MOL Magyar Olaj- és Gázipari Rt., Class A	3,490,800	354,207
Diamond Offshore Drilling, Inc.	4,625,000	335,220
Smith International, Inc.	7,958,000	333,997
Apache Corp.	4,050,000	264,384
Exxon Mobil Corp.	3,900,000	263,913
BJ Services Co.	7,300,000	250,463
Talisman Energy Inc.	13,755,000	241,813
Norsk Hydro ASA (ADR)	7,839,000	203,814
National Oilwell Varco Inc.[1]	2,450,000	159,985
Arch Coal, Inc.	4,800,000	157,200
Chevron Corp.	2,378,732	153,190
Peabody Energy Corp.	2,830,000	124,718
Murphy Oil Corp.	2,281,000	111,564
ENSCO International Inc.	2,050,000	91,615
Rowan Companies, Inc.	2,200,000	75,240
		19,641,793

CONSUMER DISCRETIONARY — 10.55%
Lowe’s Companies, Inc.[2]	85,814,400	2,322,138
Target Corp.	39,985,000	1,934,874
Carnival Corp., units[2]	36,100,000	1,512,590
Best Buy Co., Inc.	22,663,400	1,065,180
News Corp., Class A	47,234,800	898,878
Kohl’s Corp.[1]	12,840,000	802,628
Starbucks Corp.[1]	20,423,400	633,330
Harrah’s Entertainment, Inc.[2]	9,823,036	612,565
Limited Brands, Inc.[2]	20,700,000	532,611
Time Warner Inc.	31,000,000	515,220
Liberty Media Holding Corp., Liberty Interactive, Series A1	13,137,500	250,401
Liberty Media Holding Corp., Liberty Capital, Series A1	2,627,500	226,832
IAC/InterActiveCorp[1]	12,557,500	357,638
Comcast Corp., Class A1	5,750,000	201,250
Comcast Corp., Class A, special nonvoting stock[1]	4,000,000	139,640
YUM! Brands, Inc.	5,300,000	259,064
Johnson Controls, Inc.	3,400,000	244,562
Garmin Ltd.	5,225,200	244,330
Yamada Denki Co., Ltd.	1,900,000	203,866
Expedia, Inc.[1]	12,375,000	201,960
International Game Technology	5,000,000	193,400
Magna International Inc., Class A	2,601,000	187,142
Harley-Davidson, Inc.	2,957,200	173,026
Clear Channel Communications, Inc.	5,573,500	161,854
Toyota Motor Corp.	2,730,000	148,089
Michaels Stores, Inc.	3,350,000	144,218
CarMax, Inc.[1]	3,775,000	142,280
Getty Images, Inc.[1,2]	3,050,000	138,562
Ross Stores, Inc.	5,067,000	124,091
Apollo Group, Inc., Class A1	2,145,000	107,700
OSI Restaurant Partners, Inc.	2,940,000	91,052
Discovery Holding Co., Class A1	6,103,500	85,510
TJX Companies, Inc.	3,000,000	80,250
Big Lots, Inc.[1]	4,252,000	78,024
Brinker International, Inc.	2,000,000	76,940
Gap, Inc.	4,567,600	76,781
Lennar Corp., Class A	1,500,000	67,260
Gentex Corp.	4,600,000	66,608
XM Satellite Radio Holdings Inc., Class A1	3,835,000	49,702
E.W. Scripps Co., Class A	1,000,000	45,470
A. H. Belo Corp., Class A	2,773,700	45,211
DreamWorks Animation SKG, Inc., Class A1	2,085,000	44,181
MGM Mirage, Inc.[1]	772,200	27,552
		15,514,460

FINANCIALS — 7.81%
Fannie Mae	36,522,600	1,922,915
American International Group, Inc.	28,325,200	1,807,714
Freddie Mac	17,602,300	1,119,506
Banco Bradesco SA, preferred nominative (ADR)	20,898,300	683,792
Berkshire Hathaway Inc., Class A1	6,630	637,123
Citigroup Inc.	11,200,000	552,720
Mitsubishi Estate Co., Ltd.	25,210,000	543,143
Wells Fargo & Co.	12,310,000	427,772
Mitsubishi UFJ Financial Group, Inc.	25,730	350,575
SunTrust Banks, Inc.	4,140,000	316,296
Mellon Financial Corp.	8,481,400	315,763
Mizuho Financial Group, Inc.	38,500	311,134
Bank of New York Co., Inc.	9,195,000	310,331
State Street Corp.	5,000,000	309,000
Marsh & McLennan Companies, Inc.	10,350,900	270,780
ICICI Bank Ltd.	20,000,000	257,355
Golden West Financial Corp.	3,090,500	233,302
XL Capital Ltd., Class A	3,545,000	232,694
Marshall & Ilsley Corp.	4,400,000	205,172
AFLAC Inc.	3,925,000	176,900
Chubb Corp.	3,000,000	150,480
HDFC Bank Ltd.	6,347,000	116,476
AXIS Capital Holdings Ltd.	3,140,000	101,830
Protective Life Corp.	1,500,000	69,045
Umpqua Holdings Corp.	2,175,000	59,530
		11,481,348

INDUSTRIALS— 7.78%
General Electric Co.	38,710,000	1,318,463
Tyco International Ltd.	45,213,900	1,182,343
United Parcel Service, Inc., Class B	14,983,500	1,049,594
Boeing Co.	12,400,000	928,760
General Dynamics Corp.	11,641,400	786,377
Southwest Airlines Co.	38,868,877	673,209
Illinois Tool Works Inc.	13,040,000	572,456
Caterpillar Inc.	7,966,000	528,544
Mitsubishi Heavy Industries, Ltd.	125,464,000	525,660
Deutsche Post AG	12,860,000	325,607
Raytheon Co.	6,700,000	316,307
Mitsubishi Corp.	14,501,300	295,138
Lockheed Martin Corp.	3,330,000	275,058
Burlington Northern Santa Fe Corp.	3,950,000	264,453
Ryanair Holdings PLC (ADR)[1]	4,300,000	235,941
Robert Half International Inc.	7,610,000	235,453
3M Co.	3,000,000	215,100
Cintas Corp.	5,783,200	214,152
Northrop Grumman Corp.	3,182,000	212,589
Monster Worldwide, Inc.[1]	4,939,500	201,235
Union Pacific Corp.	2,000,000	160,700
Bombardier Inc., Class B1	51,528,250	156,471
Allied Waste Industries, Inc.[1]	14,000,000	144,760
UAL Corp.[1]	5,000,000	125,000
ChoicePoint Inc.[1]	3,440,000	124,356
Manpower Inc.	1,800,000	106,398
FedEx Corp.	1,000,000	101,030
Avery Dennison Corp.	1,598,000	98,980
JetBlue Airways Corp.[1]	6,216,000	63,652
		11,437,786

CONSUMER STAPLES — 5.68%
Altria Group, Inc.	29,436,700	2,458,848
Walgreen Co.	32,747,100	1,619,671
Coca-Cola Co.	16,965,000	760,202
PepsiCo, Inc.	10,635,000	694,253
Seven & I Holdings Co., Ltd.	14,980,000	529,396
Bunge Ltd.[2]	7,250,000	408,465
Wm. Wrigley Jr. Co.	7,182,500	333,412
Anheuser-Busch Companies, Inc.	4,908,400	242,377
Wal-Mart Stores, Inc.	4,750,000	212,420
Kerry Group PLC, Class A	8,965,824	199,593
Avon Products, Inc.	5,950,000	170,824
IAWS Group PLC	6,175,000	124,746
Procter & Gamble Co.	1,983,000	122,748
Kirin Brewery Co., Ltd.	8,292,000	115,168
Whole Foods Market, Inc.	1,949,600	104,537
SYSCO Corp.	3,302,000	103,650
Constellation Brands, Inc., Class A1	3,200,000	87,328
General Mills, Inc.	1,235,000	66,974
		8,354,612

MATERIALS — 3.97%
Barrick Gold Corp.	36,210,000	1,212,311
Freeport-McMoRan Copper & Gold Inc., Class B2	9,596,000	558,583
Potash Corp. of Saskatchewan Inc.[2]	5,304,000	519,633
Newmont Mining Corp.	8,845,000	453,306
Phelps Dodge Corp.	5,000,000	447,500
Inco Ltd.	5,000,000	389,750
Alcoa Inc.	12,500,000	357,375
Monsanto Co.	7,007,034	332,414
CRH PLC	9,389,813	325,201
BHP Billiton Ltd.	15,216,661	321,142
Sealed Air Corp.[2]	5,289,000	274,340
Rio Tinto PLC	5,156,472	260,684
Newcrest Mining Ltd.	13,250,000	196,856
USX Corp.	3,021,000	175,732
Dow Chemical Co.	306,900	11,702
		5,836,529

TELECOMMUNICATION SERVICES — 2.09%
Sprint Nextel Corp., Series 1	85,919,750	1,453,762
Qwest Communications International Inc.[1,2]	106,563,100	938,821
KDDI Corp.	43,000	283,786
Bharti Airtel Ltd.[1]	21,000,000	185,915
Telephone and Data Systems, Inc., Special Common Shares	2,303,100	94,381
Telephone and Data Systems, Inc.	1,993,100	84,527
Embarq Corp.[1]	689,237	32,498
Broadview Networks Holdings, Inc., Class A1,3,4	31,812	0
		3,073,690

UTILITIES — 0.14%
Questar Corp.	2,475,000	214,186

MISCELLANEOUS — 4.00%
Other common stocks in initial period of acquisition		5,890,334

Total common stocks (cost: $101,164,868,000)		131,165,710

Preferred stocks — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc.[1,3,4]	1,272	583

Total preferred stocks (cost: $21,000,000)		583

Convertible securities — 0.00%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 0.00%
ProAct Technologies Corp., Series C, convertible preferred[1,3,4]	6,500,000	$31

Total convertible securities (cost: $162,000)		31

Bonds & notes — 0.13%	Principal amount (000)

CONSUMER DISCRETIONARY — 0.12%
Delphi Automotive Systems Corp. 6.50% 2009[5]	$20,000	18,100
Delphi Corp. 6.50% 2013[5]	53,500	43,736
Delphi Automotive Systems Corp. 6.55% 2006[5]	58,190	52,662
Delphi Automotive Systems Corp. 7.125% 2029[5]	22,000	17,820
General Motors Corp. 6.375% 2008	3,375	3,274
General Motors Nova Scotia Finance Co. 6.85% 2008	10,000	9,675
General Motors Corp. 7.125% 2013	39,196	33,610
General Motors Corp. 8.375% 2033	2,764	2,329
		181,206

TELECOMMUNICATION SERVICES — 0.01%
Level 3 Financing, Inc. 12.25% 2013[4]	7,950	8,715

Total bonds & notes (cost: $172,966,000)		189,921

Short-term securities — 10.58%

Federal Home Loan Bank 5.025%-5.295% due 9/1-11/29/2006	2,328,500	2,315,120
Freddie Mac 4.97%-5.30% due 9/1/2006-2/6/2007	2,200,000	2,181,904
U.S. Treasury Bills 4.70%-5.081% due 9/7-11/24/2006	1,900,000	1,890,133
Fannie Mae 4.97%-5.30% due 9/6-12/11/2006	1,350,000	1,341,000
Federal Farm Credit Banks 5.03%-5.25% due 9/7/2006-1/25/2007	750,000	746,153
Park Avenue Receivables Co., LLC 5.26%-5.34% due 9/15-10/25/2006[4]	285,000	283,443
Preferred Receivables Funding Corp. 5.26%-5.37% due 9/8-10/19/2006[4]	215,000	213,920
Ciesco LLC 5.26% due 11/3/2006[4]	100,000	99,067
CAFCO, LLC 5.15%-5.38% due 9/8-10/26/2006[4]	400,000	398,089
Bank of America Corp. 5.25%-5.39% due 9/19-12/1/2006	500,000	496,562
International Bank for Reconstruction and Development 5.13%-5.19% due 9/15-11/6/2006	500,000	496,380
Wells Fargo Bank, N.A. 5.27%-5.40% due 9/20-10/2/2006	380,000	380,000
Wells Fargo & Co. 5.25%-5.28% due 9/29/2006	70,000	69,702
International Lease Finance Corp. 5.23%-5.34% due 9/11-11/16/2006	260,000	258,726
AIG Funding, Inc. 5.21%-5.33% due 9/8-10/20/2006	115,000	114,427
American General Finance Corp. 5.24%-5.27% due 9/12-9/22/2006	75,000	74,832
Variable Funding Capital Corp. 5.25%-5.38% due 9/8-11/10/2006[4]	450,000	447,412
Wal-Mart Stores Inc. 5.20%-5.26% due 9/12-11/7/2006[4]	450,000	447,377
Clipper Receivables Co., LLC 5.25%-5.38% due 9/29-10/24/2006[4]	450,000	447,162
Edison Asset Securitization LLC 5.25%-5.37% due 9/22-10/23/2006[4]	200,000	198,778
General Electric Capital Corp. 5.25%-5.35% due 10/25-10/26/2006	150,000	148,823
General Electric Capital Services, Inc. 5.10%-5.25% due 9/8-11/3/2006	100,000	99,441
HSBC Finance Corp. 5.10%-5.35% due 9/5-11/2/2006	298,900	297,022
SunTrust Banks Inc. 5.25% due 9/18/2006	150,000	149,985
Three Pillars Funding, LLC 5.32%-5.38% due 9/7-10/16/2006[4]	70,288	70,099
UnionBanCal Commercial Funding Corp. 5.28%-5.40% due 9/15-11/8/2006	200,000	199,997
Gannett Co. 5.24% due 9/5-9/25/2006[4]	148,100	147,767
FCAR Owner Trust I 5.28%-5.35% due 9/8-11/6/2006	135,000	134,163
Abbott Laboratories 5.20%-5.21% due 10/3-10/24/2006[4]	123,600	122,863
CIT Group, Inc. 5.24%-5.27% due 10/19-11/15/2006	115,000	114,021
Atlantic Industries 5.27%-5.30% due 10/2-10/3/2006[4]	57,351	57,076
Coca-Cola Co. 5.30% due 9/28/2006	55,000	54,779
E.I. duPont de Nemours and Co. 5.195%-5.25% due 9/25-9/26/2006[4]	100,000	99,631
General Dynamics Corp. 5.17%-5.22% due 9/13-12/1/2006[4]	93,500	92,984
NetJets Inc. 5.25%-5.27% due 9/11-9/15/2006[4]	90,000	89,825
3M Co. 5.20%-5.22% due 10/19-11/27/2006	85,000	84,119
BellSouth Corp. 5.23%-5.24% due 10/16-10/20/2006[4]	80,000	79,455
Tennessee Valley Authority 5.16% due 9/14/2006	65,600	65,456
IBM Capital Inc. 5.14% due 9/8-9/11/2006[4]	65,000	64,902
Triple-A One Funding Corp. 5.30%-5.33% due 9/5-9/7/2006[4]	62,465	62,411
Caterpillar Financial Services Corp. 5.27% due 9/18/2006	50,000	49,868
United Parcel Service Inc. 5.21% due 10/17/2006	50,000	49,661
Concentrate Manufacturing Co. of Ireland 5.21% due 9/7-9/11/2006[4]	44,700	44,637
Private Export Funding Corp. 5.24%-5.37% due 10/19-11/28/2006[4]	38,850	38,441
Kimberly-Clark Worldwide Inc. 5.26% due 9/6/2006[4]	35,000	34,969
American Express Credit Corp. 5.06% due 9/11/2006	35,000	34,943
Scripps (E.W.) Co. 5.22% due 10/10/2006[4]	30,000	29,826
Chevron Funding Corp. 5.26% due 9/11/2006	25,000	24,960
AT&T Inc. 5.27% due 9/18/2006[4]	25,000	24,934
Harvard University 5.25% due 9/25/2006	25,000	24,904
Harley-Davidson Funding Corp. 5.27% due 9/29/2006[4]	25,000	24,894
Hershey Co. 5.23% due 9/22/2006[4]	23,000	22,926
USAA Capital Corp. 5.23% due 11/15/2006	18,700	18,494

Total short-term securities (cost: $15,558,016,000)		15,558,463

Total investment securities (cost: $116,917,012,000)		146,914,708
Other assets less liabilities		151,636

Net assets		$147,066,344

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Valued under fair value procedures adopted by authority of the board of directors.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,922,095,000, which represented 2.67% of the net assets of the fund.
5Scheduled interest and/or principal payment was not received.

ADR = American Depositary Receipts

MFGEFP-905-1006-S6844

Summary investment portfolio, August 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Industry Sector diversification

[begin pie chart]
Percent
of net
assets

Information technology	20.16%
Health care	13.65
Energy	13.36
Consumer discretionary	10.55
Financials	7.81
Other industries	23.79
Short-term securities & other assets less liabilities	10.68
[end pie chart]

Largest Equity Holdings	Percent of net assets

Roche Holding	2.25%
Google	2.12
Schlumberger	1.74
Altria Group	1.67
Oracle	1.62
Lowe's Companies	1.58
Microsoft	1.49
Cisco Systems	1.38
Target	1.32
Fannie Mae	1.31

	Shares	Market	Percent
		value	of net
Common stocks - 89.19%		(000)	assets

Information technology - 20.16%
Google Inc., Class A (1)	8,246,700	$3,121,623	2.12%
Oracle Corp. (1)	152,458,700	2,385,979	1.62
Microsoft Corp.	85,325,000	2,191,999	1.49
Cisco Systems, Inc. (1)	92,440,000	2,032,756	1.38
Applied Materials, Inc.	88,815,000	1,499,197	1.02
Taiwan Semiconductor Manufacturing Co. Ltd.	505,752,964	894,443
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	31,786,934	295,936.81
Corning Inc. (1)	53,320,000	1,185,837.81
Samsung Electronics Co., Ltd.	1,676,769	1,134,249.77
Nokia Corp. (ADR)	31,281,500	653,158
Nokia Corp.	21,078,000	440,914.74
Texas Instruments Inc.	29,620,200	965,322.66
Yahoo! Inc. (1)	30,950,554	891,995.61
Other securities		11,955,881	8.13
		29,649,289	20.16

Health care - 13.65%
Roche Holding AG	18,000,000	3,313,215	2.25
Medtronic, Inc.	35,405,000	1,660,494	1.13
AstraZeneca PLC (ADR)	13,072,000	851,510
AstraZeneca PLC (Sweden)	9,278,000	598,420.99
WellPoint, Inc. (1)	17,345,000	1,342,676.91
Zimmer Holdings, Inc. (1)	15,650,000	1,064,200.72
Cardinal Health, Inc.	14,005,000	944,217.64
Forest Laboratories, Inc. (1)	17,843,950	891,841.61
Eli Lilly and Co.	15,480,000	865,796.59
UnitedHealth Group Inc.	15,885,000	825,226.56
Genentech, Inc. (1)	10,000,000	825,200.56
Amgen Inc. (1)	11,335,000	769,987.52
Other securities		6,118,901	4.17
		20,071,683	13.65

Energy - 13.36%
Schlumberger Ltd.	41,811,000	2,563,014	1.74
Suncor Energy Inc.	18,385,952	1,423,187.97
Canadian Natural Resources, Ltd.	26,000,700	1,363,597.93
Devon Energy Corp.	16,919,900	1,057,325.72
Halliburton Co.	27,125,000	884,818.60
Baker Hughes Inc.	11,385,000	810,384.55
EOG Resources, Inc.	12,470,000	808,305.55
Transocean Inc. (1)	11,489,900	766,951.52
ConocoPhillips	11,353,300	720,140.49
Other securities		9,244,072	6.29
		19,641,793	13.36

Consumer discretionary - 10.55%
Lowe's Companies, Inc.	85,814,400	2,322,138	1.58
Target Corp.	39,985,000	1,934,874	1.32
Carnival Corp., units	36,100,000	1,512,590	1.03
Best Buy Co., Inc.	22,663,400	1,065,180.72
News Corp., Class A	47,234,800	898,878.61
Kohl's Corp. (1)	12,840,000	802,628.55
Other securities		6,978,172	4.74
		15,514,460	10.55

Financials - 7.81%
Fannie Mae	36,522,600	1,922,915	1.31
American International Group, Inc.	28,325,200	1,807,714	1.23
Freddie Mac	17,602,300	1,119,506.76
Other securities		6,631,213	4.51
		11,481,348	7.81

Industrials - 7.78%
General Electric Co.	38,710,000	1,318,463.90
Tyco International Ltd.	45,213,900	1,182,343.80
United Parcel Service, Inc., Class B	14,983,500	1,049,594.71
Boeing Co.	12,400,000	928,760.63
General Dynamics Corp.	11,641,400	786,377.54
Other securities		6,172,249	4.20
		11,437,786	7.78

Consumer staples - 5.68%
Altria Group, Inc.	29,436,700	2,458,848	1.67
Walgreen Co.	32,747,100	1,619,671	1.10
Coca-Cola Co.	16,965,000	760,202.52
PepsiCo, Inc.	10,635,000	694,253.47
Other securities		2,821,638	1.92
		8,354,612	5.68

Materials - 3.97%
Barrick Gold Corp.	36,210,000	1,212,311.83
Other securities		4,624,218	3.14
		5,836,529	3.97

Telecommunication services - 2.09%
Sprint Nextel Corp., Series 1	85,919,750	1,453,762.99
Qwest Communications International Inc. (1)	106,563,100	938,821.64
Other securities		681,107.46
		3,073,690	2.09

Utilities - 0.14%
Other securities		214,186.14

Miscellaneous - 4.00%
Other common stocks in initial period of acquisition		5,890,334	4.00

Total common stocks (cost: $101,164,868,000)		131,165,710	89.19

Preferred stocks - 0.00%

Telecommunication services - 0.00%
Other securities		583.00

Total preferred stocks (cost: $21,000,000)		583.00

Convertible securities - 0.00%

Information technology - 0.00%
Other securities		31.00

Total convertible securities (cost: $162,000)		31.00

Bonds & notes - 0.13%

Other - 0.13%
Other securities		189,921.13

Total bonds & notes (cost: $172,966,000)		189,921.13

	Principal
	amount
Short-term securities - 10.58%	(000)

Federal Home Loan Bank 5.025%-5.295% due 9/1-11/29/2006	$2,328,500	2,315,120	1.57
Freddie Mac 4.97%-5.30% due 9/1/2006-2/6/2007	2,200,000	2,181,904	1.48
U.S. Treasury Bills 4.70%-5.081% due 9/7-11/24/2006	1,900,000	1,890,133	1.29
Fannie Mae 4.97%-5.30% due 9/6-12/11/2006	1,350,000	1,341,000.91
Federal Farm Credit Banks 5.03%-5.25% due 9/7/2006-1/25/2007	750,000	746,153.51
International Lease Finance Corp. 5.23%-5.34% due 9/11-11/16/2006	260,000	258,726
AIG Funding, Inc. 5.21%-5.33% due 9/8-10/20/2006	115,000	114,427
American General Finance Corp. 5.24%-5.27% due 9/12-9/22/2006	75,000	74,832.31
Edison Asset Securitization LLC 5.25%-5.37% due 9/22-10/23/2006 (2)	200,000	198,778
General Electric Capital Corp. 5.25%-5.35% due 10/25-10/26/2006	150,000	148,823
General Electric Capital Services, Inc. 5.10%-5.25% due 9/8-11/3/2006	100,000	99,441.30
Other securities		6,189,126	4.21

Total short-term securities (cost: $15,558,016,000)		15,558,463	10.58

Total investment securities (cost: $116,917,012,000)		146,914,708	99.90
Other assets less liabilities		151,636.10

Net assets		$147,066,344	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2006, appear below.

Company	Beginning shares or principal amount	Purchases	Sales	Ending shares or principal amount	Dividend / interest income (000)	Market value of affiliates at 8/31/2006 (000)

Lowe's Companies, Inc.	33,160,400	52,654,000	-	85,814,400	$10,444	$2,322,138
Carnival Corp., units	16,750,000	19,350,000	-	36,100,000	28,400	1,512,590
Applied Materials, Inc.	58,665,000	51,250,000	21,100,000	88,815,000	13,008	1,499,197
Zimmer Holdings, Inc. (1)	-	15,650,000	-	15,650,000	-	1,064,200
Qwest Communications International Inc. (1)	117,900,000	1,500,000	12,836,900	106,563,100	-	938,821
Qwest Capital Funding, Inc. 7.625% 2021	$25,000,000	-	$25,000,000	-	579	-
Qwest Capital Funding, Inc. 7.75% 2031	$53,800,000	-	$53,800,000	-	1,107	-
U S WEST Capital Funding, Inc. 6.50% 2018	$25,250,000	-	$25,250,000	-	544	-
U S WEST Capital Funding, Inc. 6.875% 2028	$36,000,000	-	$36,000,000	-	655	-
Forest Laboratories, Inc. (1)	19,755,600	2,265,000	4,176,650	17,843,950	-	891,841
EOG Resources, Inc.	12,430,000	40,000	-	12,470,000	2,491	808,305
Linear Technology Corp.	15,175,000	4,675,000	-	19,850,000	9,890	675,098
Harrah's Entertainment, Inc.	8,319,036	1,504,000	-	9,823,036	14,062	612,565
Maxim Integrated Products, Inc.	17,640,000	3,200,000	-	20,840,000	10,379	606,444
KLA-Tencor Corp.	10,375,000	2,565,000	-	12,940,000	5,468	568,195
Freeport-McMoRan Copper & Gold Inc., Class B	9,596,000	-	-	9,596,000	32,986	558,583
Limited Brands, Inc.	20,700,000	-	-	20,700,000	12,420	532,611
Potash Corp. of Saskatchewan, Inc.	1,904,000	3,400,000	-	5,304,000	1,825	519,633
Xilinx, Inc.	18,850,000	3,850,000	-	22,700,000	7,264	519,149
Altera Corp. (1)	20,400,000	3,550,000	-	23,950,000	-	484,508
Bunge Ltd.	3,500,000	3,750,000	-	7,250,000	4,168	408,465
CONSOL Energy Inc. (2)	3,700,000	3,700,000	-	7,400,000	2,072	269,878
CONSOL Energy Inc.	1,728,200	1,728,200	-	3,456,400	968	126,055
Newfield Exploration Co. (1)	5,674,800	2,590,000	-	8,264,800	-	357,370
Sealed Air Corp.	3,384,400	1,904,600	-	5,289,000	2,295	274,340
CDW Corp.	3,500,000	500,000	-	4,000,000	2,080	233,200
Sabre Holdings Corp., Class A	7,062,811	-	-	7,062,811	2,754	154,817
Getty Images, Inc. (1)	-	4,050,000	1,000,000	3,050,000	-	138,562
Abraxis BioScience, Inc. (1) (3)	3,800,000	-	1,600,000	2,200,000	-	-
Big Lots, Inc. (1) (3)	3,000,000	3,200,000	1,948,000	4,252,000	-	-
BJ Services Co. (3)	8,975,000	8,975,000	10,650,000	7,300,000	2,525	-
Brinker International, Inc. (3)	5,000,000	-	3,000,000	2,000,000	1,500	-
Burlington Resources, Inc. (3)	20,260,000	-	20,260,000	-	5,666	-
Ceridian Corp. (1) (3)	9,219,900	-	4,219,900	5,000,000	-	-
Express Scripts (3)	9,000,000	-	9,000,000	-	-	-
IAWS Group PLC (3)	-	6,175,000	-	6,175,000	966	-
Michaels Stores, Inc. (3)	6,700,000	-	3,350,000	3,350,000	2,814	-
Microchip Technology (3)	12,755,000	-	4,005,200	8,749,800	9,887	-
Noble Corp. (3)	7,585,000	430,000	2,473,317	5,541,683	1,023	-
Teradyne (1) (3)	12,725,000	-	4,000,000	8,725,000	-	-
UAL Corp. (1) (3)	-	5,000,000	-	5,000,000	-	-
					$190,240	$16,076,565

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $3,922,095,000, which represented 2.67% of the net assets of the fund.

(3) Unaffiliated issuer at 8/31/2006.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $103,815,725)	$130,838,143
Affiliated issuers (cost: $13,101,287)	16,076,565	$146,914,708
Cash denominated in non-U.S. currencies
(cost: $54,619)		54,216
Cash		603
Receivables for:
Sales of investments	154,592
Sales of fund's shares	361,069
Dividends and interest	151,569	667,230
		147,636,757
Liabilities:
Payables for:
Purchases of investments	248,856
Repurchases of fund's shares	182,408
Investment advisory services	30,226
Services provided by affiliates	104,421
Deferred directors' compensation	2,195
Other fees and expenses	2,307	570,413
Net assets at August 31, 2006		$147,066,344

Net assets consist of:
Capital paid in on shares of capital stock		$112,725,579
Undistributed net investment income		740,684
Undistributed net realized gain		3,603,185
Net unrealized appreciation		29,996,896
Net assets at August 31, 2006		$147,066,344

Total authorized capital stock - 5,500,000 shares, $.001 par value (4,637,227 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$78,854,400	2,469,762	$31.93
Class B	6,839,217	221,818	30.83
Class C	9,036,361	294,085	30.73
Class F	17,612,771	554,491	31.76
Class 529-A	1,968,499	61,876	31.81
Class 529-B	423,752	13,681	30.97
Class 529-C	618,577	19,962	30.99
Class 529-E	106,588	3,375	31.58
Class 529-F	51,886	1,632	31.80
Class R-1	245,467	7,885	31.13
Class R-2	2,164,155	69,456	31.16
Class R-3	9,723,600	308,779	31.49
Class R-4	12,557,546	395,777	31.73
Class R-5	6,863,525	214,648	31.98
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $33.88 and $33.75, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2006	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $37,245;
also includes $187,355 from affiliates)	$1,332,610
Interest (includes $2,885 from affiliates)	695,842	$2,028,452

Fees and expenses(*):
Investment advisory services	369,674
Distribution services	469,634
Transfer agent services	84,461
Administrative services	77,421
Reports to shareholders	3,162
Registration statement and prospectus	6,438
Postage, stationery and supplies	8,750
Directors' compensation	462
Auditing and legal	167
Custodian	8,748
State and local taxes	1
Other	516
Total fees and expenses before reimbursements/waivers	1,029,434
Less reimbursements/waivers of fees and expenses:
Investment advisory services	36,967
Administrative services	48
Total fees and expenses after reimbursements/waivers		992,419
Net investment income		1,036,033

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $1,715,271 net gain from affiliates)	4,053,101
Non-U.S. currency transactions	(3,004)	4,050,097
Net unrealized appreciation (depreciation) on:
Investments	6,329,037
Non-U.S. currency translations	142	6,329,179
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		10,379,276
Net increase in net assets resulting
from operations		$11,415,309

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2006	2005
Operations:
Net investment income	$1,036,033	$617,584
Net realized gain on investments and
non-U.S. currency transactions	4,050,097	1,054,704
Net unrealized appreciation
on investments and non-U.S. currency translations	6,329,179	16,660,095
Net increase in net assets
resulting from operations	11,415,309	18,332,383

Dividends and distributions paid to
shareholders:
Dividends from net investment income and non-U.S. currency gain	(674,862)	(281,650)
Distributions from net realized gain
on investments	(924,494)	-
Total dividends and distributions paid
to shareholders	(1,599,356)	(281,650)

Capital share transactions	22,595,190	17,405,596

Total increase in net assets	32,411,143	35,456,329

Net assets:
Beginning of year	114,655,201	79,198,872
End of year (including undistributed
net investment income: $740,684 and $383,091, respectively)	$147,066,344	$114,655,201

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended August 31, 2006, non-U.S. taxes paid on realized gains were $251,000. As of August 31, 2006, non-U.S. taxes provided on unrealized gains were $679,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2006, the fund reclassified $3,255,000 from undistributed net investment income to undistributed net realized gains; and reclassified $323,000 from undistributed net investment income and $166,470,000 from undistributed net realized gains to capital paid-in on the shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$769,408
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through August 31, 2006)*	(1,779)
Undistributed long-term capital gain	3,674,053
Gross unrealized appreciation on investment securities	32,830,951
Gross unrealized depreciation on investment securities	(2,928,873)
Net unrealized appreciation on investment securities	29,902,078
Cost of investment securities	117,012,630
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2006			Year ended August 31, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$445,843	$527,973	$973,816	$196,961	-	$196,961
Class B	-	48,592	48,592	-	-	-
Class C	-	58,820	58,820	-	-	-
Class F	87,642	100,251	187,893	33,311	-	33,311
Class 529-A	9,506	11,506	21,012	3,701	-	3,701
Class 529-B	-	2,743	2,743	-	-	-
Class 529-C	-	3,781	3,781	-	-	-
Class 529-E	299	632	931	20	-	20
Class 529-F	242	254	496	69	-	69
Class R-1	230	1,185	1,415	-	-	-
Class R-2	-	13,343	13,343	-	-	-
Class R-3	32,485	54,873	87,358	9,434	-	9,434
Class R-4	59,655	68,134	127,789	24,656	-	24,656
Class R-5	38,960	32,407	71,367	13,498	-	13,498
Total	$674,862	$924,494	$1,599,356	$281,650	-	$281,650

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.245% on such assets in excess of $130 billion. The board of directors approved an amended agreement effective September 1, 2006, continuing the series of rates to include additional annual rates of 0.242% on daily net assets in excess of $144 billion but not exceeding $166 billion; and 0.239% on such assets in excess of $166 billion. During the year ended August 31, 2006, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2006, total investment advisory services fees waived by CRMC were $36,967,000. As a result, the fee shown on the accompanying financial statements of $369,674,000, which was equivalent to an annualized rate of 0.276%, was reduced to $332,707,000, or 0.249% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2006, unreimbursed expenses subject to reimbursement totaled $7,138,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2006, the total administrative services fees paid by CRMC were $48,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$187,421	$77,580	Not applicable	Not applicable	Not applicable
Class B	66,120	6,881	Not applicable	Not applicable	Not applicable
Class C	82,473	Included in administrative services	$12,096	$1,861	Not applicable
Class F	37,309		12,723	1,404	Not applicable
Class 529-A	3,114		1,500	260	$ 1,715
Class 529-B	3,857		338	152	386
Class 529-C	5,435		477	181	545
Class 529-E	466		81	14	93
Class 529-F	-		36	6	41
Class R-1	1,873		239	56	Not applicable
Class R-2	14,441		2,841	5,192	Not applicable
Class R-3	41,077		11,634	2,690	Not applicable
Class R-4	26,048		15,492	163	Not applicable
Class R-5	Not applicable		5,148	57	Not applicable
Total	$469,634	$84,461	$62,605	$12,036	$2,780

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $462,000, shown on the accompanying financial statements, includes $305,000 in current fees (either paid in cash or deferred) and a net increase of $157,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2006
Class A	$14,458,668	463,064	$936,264	30,378	$(10,006,575)	(320,708)	$5,388,357	172,734
Class B	823,189	27,187	46,761	1,563	(620,386)	(20,541)	249,564	8,209
Class C	2,377,709	78,847	56,267	1,886	(1,037,829)	(34,430)	1,396,147	46,303
Class F	6,741,333	216,406	156,176	5,094	(2,480,307)	(79,812)	4,417,202	141,688
Class 529-A	522,834	16,805	21,012	684	(85,598)	(2,746)	458,248	14,743
Class 529-B	73,313	2,412	2,743	91	(14,256)	(469)	61,800	2,034
Class 529-C	168,188	5,528	3,781	126	(38,240)	(1,255)	133,729	4,399
Class 529-E	28,956	936	931	30	(5,552)	(179)	24,335	787
Class 529-F	21,303	681	496	17	(2,664)	(85)	19,135	613
Class R-1	153,153	5,004	1,406	46	(42,793)	(1,394)	111,766	3,656
Class R-2	906,870	29,689	13,338	441	(458,510)	(14,959)	461,698	15,171
Class R-3	4,432,439	143,562	87,347	2,868	(1,757,738)	(56,800)	2,762,048	89,630
Class R-4	5,699,587	182,999	127,670	4,167	(2,020,474)	(65,033)	3,806,783	122,133
Class R-5	4,050,715	130,036	70,624	2,291	(816,961)	(26,081)	3,304,378	106,246
Total net increase
(decrease)	$40,458,257	1,303,156	$1,524,816	49,682	$(19,387,883)	(624,492)	$22,595,190	728,346

Year ended August 31, 2005
Class A	$11,936,861	441,726	$188,689	7,094	$(8,043,207)	(297,741)	$4,082,343	151,079
Class B	792,730	30,457	-	-	(487,396)	(18,609)	305,334	11,848
Class C	1,888,048	72,219	-	-	(726,215)	(27,757)	1,161,833	44,462
Class F	4,413,012	163,978	28,586	1,080	(1,339,348)	(49,720)	3,102,250	115,338
Class 529-A	411,150	15,278	3,701	139	(46,982)	(1,733)	367,869	13,684
Class 529-B	73,941	2,818	-	-	(8,482)	(320)	65,459	2,498
Class 529-C	129,269	4,900	-	-	(19,885)	(747)	109,384	4,153
Class 529-E	22,803	854	20	1	(2,601)	(97)	20,222	758
Class 529-F	11,393	427	69	2	(1,256)	(46)	10,206	383
Class R-1	77,632	2,932	-	-	(28,663)	(1,077)	48,969	1,855
Class R-2	766,575	28,964	-	-	(277,631)	(10,385)	488,944	18,579
Class R-3	3,313,918	124,192	9,421	358	(952,949)	(35,566)	2,370,390	88,984
Class R-4	4,688,956	175,888	24,612	930	(1,063,809)	(39,544)	3,649,759	137,274
Class R-5	2,033,183	75,500	13,271	499	(423,820)	(15,721)	1,622,634	60,278
Total net increase
(decrease)	$30,559,471	1,140,133	$268,369	10,103	$(13,422,244)	(499,063)	$17,405,596	651,173

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $45,132,538,000 and $26,835,115,000, respectively, during the year ended August 31, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2006	$29.51	$.28		$2.56	$2.84	$(.19)	$(.23)	$(.42)	$31.93	9.66%	$78,854.65%				.63%		.89%
Year ended 8/31/2005	24.43	.21		4.96	5.17	(.09)	-	(.09)	29.51	21.20	67,793.68				.66		.76
Year ended 8/31/2004	22.49	.05		1.90	1.95	(.01)	-	(.01)	24.43	8.65	52,432.70				.70		.20
Year ended 8/31/2003	18.57	.06		3.88	3.94	(.02)	-	(.02)	22.49	21.23	41,267.76				.76		.28
Year ended 8/31/2002	23.20	.04		(4.62)	(4.58)	(.05)	-	(.05)	18.57	(19.80)	30,644.75				.75		.18
Class B:
Year ended 8/31/2006	28.55	.04		2.47	2.51	-	(.23)	(.23)	30.83	8.80	6,839		1.40		1.38		.14
Year ended 8/31/2005	23.73	-	(5)	4.82	4.82	-	-	-	28.55	20.31	6,098		1.43		1.41		.01
Year ended 8/31/2004	22.00	(.13)		1.86	1.73	-	-	-	23.73	7.86	4,788		1.44		1.44		(.55)
Year ended 8/31/2003	18.28	(.09)		3.81	3.72	-	-	-	22.00	20.35	3,490		1.53		1.53		(.49)
Year ended 8/31/2002	22.98	(.13)		(4.57)	(4.70)	-	-	-	18.28	(20.45)	2,170		1.52		1.52		(.60)
Class C:
Year ended 8/31/2006	28.47	.02		2.47	2.49	-	(.23)	(.23)	30.73	8.75	9,036		1.47		1.44		.07
Year ended 8/31/2005	23.68	(.01)		4.80	4.79	-	-	-	28.47	20.23	7,054		1.48		1.46		(.05)
Year ended 8/31/2004	21.96	(.14)		1.86	1.72	-	-	-	23.68	7.83	4,814		1.50		1.50		(.60)
Year ended 8/31/2003	18.26	(.10)		3.80	3.70	-	-	-	21.96	20.26	2,762		1.55		1.55		(.52)
Year ended 8/31/2002	22.95	(.13)		(4.56)	(4.69)	-	-	-	18.26	(20.44)	1,370		1.55		1.55		(.63)
Class F:
Year ended 8/31/2006	29.37	.28		2.54	2.82	(.20)	(.23)	(.43)	31.76	9.62	17,613.64				.61		.91
Year ended 8/31/2005	24.33	.20		4.94	5.14	(.10)	-	(.10)	29.37	21.18	12,122.70				.68		.73
Year ended 8/31/2004	22.41	.04		1.90	1.94	(.02)	-	(.02)	24.33	8.66	7,237.72				.72		.17
Year ended 8/31/2003	18.53	.05		3.87	3.92	(.04)	-	(.04)	22.41	21.22	3,721.75				.75		.28
Year ended 8/31/2002	23.19	.03		(4.61)	(4.58)	(.08)	-	(.08)	18.53	(19.83)	1,576.77				.77		.15
Class 529-A:
Year ended 8/31/2006	29.42	.27		2.54	2.81	(.19)	(.23)	(.42)	31.81	9.57	1,968.68				.66		.86
Year ended 8/31/2005	24.38	.19		4.95	5.14	(.10)	-	(.10)	29.42	21.13	1,386.73				.71		.69
Year ended 8/31/2004	22.47	.04		1.90	1.94	(.03)	-	(.03)	24.38	8.63	815.74				.74		.16
Year ended 8/31/2003	18.56	.07		3.88	3.95	(.04)	-	(.04)	22.47	21.35	409.67				.67		.36
Period from 2/15/2002 to 8/31/2002	22.62	.01		(4.07)	(4.06)	-	-	-	18.56	(17.95)	144.86			(6)	.86	(6)	.07	(6)
Class 529-B:
Year ended 8/31/2006	28.71	.01		2.48	2.49	-	(.23)	(.23)	30.97	8.68	424		1.52		1.50		.02
Year ended 8/31/2005	23.91	(.04)		4.84	4.80	-	-	-	28.71	20.08	335		1.59		1.57		(.16)
Year ended 8/31/2004	22.20	(.18)		1.89	1.71	-	-	-	23.91	7.70	219		1.62		1.62		(.72)
Year ended 8/31/2003	18.48	(.12)		3.84	3.72	-	-	-	22.20	20.13	120		1.66		1.66		(.63)
Period from 2/15/2002 to 8/31/2002	22.62	(.08)		(4.06)	(4.14)	-	-	-	18.48	(18.30)	39		1.66	(6)	1.66	(6)	(.74)	(6)
Class 529-C:
Year ended 8/31/2006	28.72	.01		2.49	2.50	-	(.23)	(.23)	30.99	8.71	619		1.52		1.49		.03
Year ended 8/31/2005	23.91	(.04)		4.85	4.81	-	-	-	28.72	20.12	447		1.58		1.56		(.15)
Year ended 8/31/2004	22.21	(.17)		1.87	1.70	-	-	-	23.91	7.65	273		1.61		1.61		(.71)
Year ended 8/31/2003	18.48	(.12)		3.85	3.73	-	-	-	22.21	20.18	136		1.65		1.65		(.61)
Period from 2/15/2002 to 8/31/2002	22.62	(.08)		(4.06)	(4.14)	-	-	-	18.48	(18.30)	45		1.64	(6)	1.64	(6)	(.72)	(6)
Class 529-E:
Year ended 8/31/2006	29.23	.17		2.52	2.69	(.11)	(.23)	(.34)	31.58	9.21	107		1.00		.97		.54
Year ended 8/31/2005	24.22	.10		4.92	5.02	(.01)	-	(.01)	29.23	20.73	76		1.06		1.04		.36
Year ended 8/31/2004	22.37	(.05)		1.90	1.85	-	-	-	24.22	8.27	44		1.09		1.09		(.19)
Year ended 8/31/2003	18.55	(.02)		3.87	3.85	(.03)	-	(.03)	22.37	20.78	23		1.11		1.11		(.08)
Period from 3/1/2002 to 8/31/2002	22.95	(.02)		(4.38)	(4.40)	-	-	-	18.55	(19.17)	6.56				.56		(.10)
Class 529-F:
Year ended 8/31/2006	29.38	.33		2.53	2.86	(.21)	(.23)	(.44)	31.80	9.79	52.50				.47		1.05
Year ended 8/31/2005	24.34	.19		4.94	5.13	(.09)	-	(.09)	29.38	21.12	30.72				.70		.70
Year ended 8/31/2004	22.45	.02		1.89	1.91	(.02)	-	(.02)	24.34	8.53	16.84				.84		.07
Period from 9/16/2002 to 8/31/2003	18.39	.03		4.06	4.09	(.03)	-	(.03)	22.45	22.27	5.86			(6)	.86	(6)	.16	(6)

Class R-1:
Year ended 8/31/2006	$28.88	$.03		$2.49	$2.52	$(.04)	$(.23)	$(.27)	$31.13	8.75%	$245		1.45%		1.42%		.11%
Year ended 8/31/2005	24.02	(.01)		4.87	4.86	-	-	-	28.88	20.23	122		1.47		1.44		(.05)
Year ended 8/31/2004	22.28	(.15)		1.89	1.74	-	-	-	24.02	7.81	57		1.51		1.51		(.61)
Year ended 8/31/2003	18.53	(.11)		3.87	3.76	(.01)	-	(.01)	22.28	20.29	23		1.59		1.53		(.53)
Period from 6/6/2002 to 8/31/2002	21.08	(.03)		(2.52)	(2.55)	-	-	-	18.53	(12.10)	1.46				.36		(.16)
Class R-2:
Year ended 8/31/2006	28.86	.03		2.50	2.53	-	(.23)	(.23)	31.16	8.77	2,164		1.46		1.43		.09
Year ended 8/31/2005	24.01	(.01)		4.86	4.85	-	-	-	28.86	20.20	1,567		1.51		1.45		(.04)
Year ended 8/31/2004	22.26	(.14)		1.89	1.75	-	-	-	24.01	7.86	857		1.60		1.48		(.57)
Year ended 8/31/2003	18.53	(.10)		3.86	3.76	(.03)	-	(.03)	22.26	20.29	305		1.82		1.49		(.49)
Period from 5/21/2002 to 8/31/2002	22.11	(.03)		(3.55)	(3.58)	-	-	-	18.53	(16.19)	8.49				.42		(.17)
Class R-3:
Year ended 8/31/2006	29.15	.18		2.52	2.70	(.13)	(.23)	(.36)	31.49	9.30	9,724.96				.94		.59
Year ended 8/31/2005	24.18	.12		4.91	5.03	(.06)	-	(.06)	29.15	20.83	6,389.96				.94		.46
Year ended 8/31/2004	22.35	(.03)		1.88	1.85	(.02)	-	(.02)	24.18	8.28	3,148		1.05		1.05		(.14)
Year ended 8/31/2003	18.55	(.02)		3.86	3.84	(.04)	-	(.04)	22.35	20.75	743		1.11		1.11		(.11)
Period from 5/21/2002 to 8/31/2002	22.11	(.01)		(3.55)	(3.56)	-	-	-	18.55	(16.10)	11.33				.31		(.06)
Class R-4:
Year ended 8/31/2006	29.35	.27		2.54	2.81	(.20)	(.23)	(.43)	31.73	9.60	12,558.69				.66		.86
Year ended 8/31/2005	24.35	.19		4.94	5.13	(.13)	-	(.13)	29.35	21.15	8,032.70				.68		.72
Year ended 8/31/2004	22.44	.05		1.90	1.95	(.04)	-	(.04)	24.35	8.70	3,320.71				.71		.20
Year ended 8/31/2003	18.57	.05		3.87	3.92	(.05)	-	(.05)	22.44	21.19	401.74				.74		.26
Period from 5/28/2002 to 8/31/2002	22.01	.01		(3.45)	(3.44)	-	-	-	18.57	(15.63)	3.25				.20		.05
Class R-5:
Year ended 8/31/2006	29.56	.37		2.55	2.92	(.27)	(.23)	(.50)	31.98	9.92	6,863.39				.36		1.17
Year ended 8/31/2005	24.50	.28		4.97	5.25	(.19)	-	(.19)	29.56	21.52	3,204.40				.38		1.02
Year ended 8/31/2004	22.52	.12		1.91	2.03	(.05)	-	(.05)	24.50	9.02	1,179.41				.41		.50
Year ended 8/31/2003	18.58	.11		3.89	4.00	(.06)	-	(.06)	22.52	21.61	297.43				.43		.56
Period from 5/15/2002 to 8/31/2002	22.40	.03		(3.85)	(3.82)	-	-	-	18.58	(17.05)	95.13				.13		.14

	Year ended August 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	22%	20%	19%	25%	30%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the “Fund”), including the investment portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Costa Mesa, California
October 5, 2006


Tax information        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2006:

Long-term capital gains	$924,494,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$128,433,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.